UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard

Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 11, 2017, the board of directors (the “Board”) of Apache Corporation (the “Company”) appointed Mr. Rene R. Joyce as a new director of the Company’s Board. Mr. Joyce has been appointed to the Management Development and Compensation Committee of the Company’s Board. On May 11, 2017, the Company issued a press release announcing this appointment, a copy of which is filed herewith as Exhibit 99.1.

For his service, Mr. Joyce will receive compensation that is commensurate with that received by the Company’s other non-employee directors. Such compensatory arrangements are described under the caption “Director Compensation” in the Company’s definitive proxy statement relating to its 2017 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on March 28, 2017, and is incorporated by reference herein.

Other than as disclosed herein, no material plan, contract, or arrangement was entered into or materially amended, and there was no grant or award to Mr. Joyce or modification thereto under any such plan, contract, or arrangement, in connection with Mr. Joyce’s appointment. Mr. Joyce has (i) no arrangements or understandings with any other person pursuant to which he was selected as a director and (ii) no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Mr. Joyce currently serves as a director of the midstream company Targa Resources Corporation (“TRC”). Mr. Joyce previously served as executive chairman of the board of TRC between 2012 and 2014 and as chief executive officer of TRC between 2005 and 2011. In addition to his leadership roles with TRC and several of its subsidiaries, Mr. Joyce previously served as president of onshore pipeline operations of Coral Energy, LLC, a subsidiary of Shell Oil Company (“Shell”) and as president of energy services of Coral Energy Holding, L.P. (“Coral”), a subsidiary of Shell which was the gas and power marketing joint venture between Shell and Tejas Gas Corporation (“Tejas”), a natural gas pipeline company. Prior to Shell’s acquisition of Tejas in 1998, Mr. Joyce served as president of various operating subsidiaries of Tejas. Mr. Joyce holds a Bachelor of Science in Mechanical Engineering from Louisiana State University and a J.D. from Loyola University School of Law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Apache Corporation, dated May 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: May 15, 2017	/s/ Rebecca A. Hoyt
Rebecca A. Hoyt
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Apache Corporation, dated May 11, 2017.